FIFTH MODIFICATION OF CREDIT AGREEMENT



      THIS FIFTH MODIFICATION OF CREDIT AGREEMENT (this "Modification Agreement") is entered into as of September 29, 1999, by and between AMRESCO, INC., a Delaware corporation ("Borrower"), and BANK OF AMERICA, N.A., formerly NationsBank, N.A., a national banking association, as Administrative Agent ("Administrative Agent"), for and on behalf of the Lenders (defined below).

                         W I T N E S S E T H:

     WHEREAS, reference is made to the credit facilities made pursuant to and governed by that certain Credit Agreement (as amended, the "Credit Agreement") dated as of August 12, 1998, executed by and among Borrower, Administrative Agent, Credit Suisse First Boston, as Syndication Agent, and the financial institutions, funds and other entities from time to time designated as "Lenders" therein (the "Lenders"), as amended by (i) First Modification of Credit Agreement dated as of September 17, 1998, (ii) Second Modification of Credit Agreement dated as of November 30, 1998, (iii) Third Modification of Credit Agreement and Consent (the "Third Modification") dated as of February 28, 1999, and (iv) Fourth Modification of Credit Agreement and Consent dated as of August 12, 1999 (each capitalized term used but not otherwise defined herein shall be defined as set forth in the Credit Agreement); and

      WHEREAS, Borrower has requested certain modifications to the Credit Agreement; and

       WHEREAS, the Lenders, acting through Administrative Agent pursuant to the Credit Agreement, have agreed to the requested modifications, subject to and upon the terms and conditions contained herein.

      NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that, for and in consideration of the terms, and conditions and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Administrative Agent, for and on behalf of the Lenders, and Borrower hereby agree as follows:

      1.    Definition  of  Consolidated EBITDA.   The  definition  of
Consolidated EBITDA shall be amended to read in its entirety as follows:

                "Consolidated EBITDA means, for any period, determined in accordance with GAAP on a consolidated basis for Borrower and its Subsidiaries, an amount equal to (a) the sum of consolidated net income before taxes and extraordinary gains or losses (as determined in accordance with GAAP), plus depreciation, plus amortization, plus interest expense, each as deducted in determining such consolidated net income before taxes, less (b) write downs of retained interests in securitizations (which includes, without limitation, interest only strips, servicing rights and other similar assets) for prior years to the extent prior year financial statements are restated in the period of determination to reflect such write downs and such write downs are not included in calculating net income for the period of determination, and less (c) non-cash income (created by gain on sale accounting) included in consolidated net income before taxes and extraordinary gains or losses as used in clause (a) of this calculation of Consolidated EBITDA; provided, however, that for all purposes hereunder, (i) the losses related to the commercial mortgage banking and home equity lending activities of Borrower and its Subsidiaries (in an aggregate amount not to exceed $220,500,000) that were reported in year-end 1998 Financial Statements of Borrower shall not be included in calculating Consolidated EBITDA and (ii) the following amounts shall be adjusted or added back in the calculation of Consolidated EBITDA (but without duplication), provided that no matter how such adjustments are made they shall be subject to the stated limitations: (A) write-downs of retained interests in home equity securitizations up to a maximum amount of $110,000,000; (B) the write-down of goodwill associated with the acquisitions of the businesses that now consist of Borrower's Subsidiary Holliday Fenoglio Fowler, L.P. up to a maximum amount of $20,000,000; (C) the write-down of goodwill associated with MIC up to a maximum amount of $60,000,000; and (D) the write-down of goodwill associated with Borrower's home equity lending division up to a maximum amount of $10,000,000; provided, further, that the aggregate amount added back in the calculation of Consolidated EBITDA under clauses (A) through (D) shall not exceed $187,500,000."


      2. Covenant Amendments. The following amendments are made to the referenced covenants contained in the Credit Agreement:

      (a) Monthly Compliance Certificates. Section 7.1(c) of the Credit Agreement is hereby amended to require Borrower to deliver the certificate of an Authorized Officer, in substantially the form attached as Exhibit C to the Credit Agreement as approved as to form by Administrative Agent, on or before the twenty-fifth day of each month (provided that if the twenty-fifth day is not a Business Day, then such certificate shall be due on the next Business Day), commencing on October 25, 1999, and continuing thereafter during the terms of the Credit Facilities, unless otherwise provided in writing by Administrative Agent (provided, that, such certificates may be based on a modified GAAP basis reasonably acceptable to Administrative Agent). Prior to January 31, 2000, the monthly compliance certificate herein required shall contain an express statement that Borrower is continuing to pursue the Lend-Lease Sale (as herein defined) or such other actions disclosed to the Lenders which are reasonably anticipated to enable Borrower to satisfy the financial covenants contained in Sections 8.1 and 8.3 (as modified hereby) up to, and at, January 31, 2000. The delivery of the certificates herein required is in addition to, and not in lieu of, the required delivery of certificates contained in Section 7.1(c). The failure of Borrower to deliver the monthly compliance certificates herein required shall constitute an Event of Default.

      (b)   Minimum Consolidated Net Worth: Section 8.1 of the  Credit
Agreement, as previously amended in Third Modification, is hereby amended to read in its entirety as follows:

          "Section 8.1. Minimum Consolidated Tangible Net Worth. Borrower shall not permit Consolidated Tangible Net Worth to be less than (a) $215,000,000 during the period from
     September 30, 1999, to (but not including) the date (the "Change Date") that is the earlier to occur of (i) January 31, 2000, or (ii) the last day of the month in which Borrower consummates the sale (the "Lend-Lease Sale") to Lend Lease Real Estate Corporation and/or its affiliated entity(ies) of the asset management, commercial mortgage banking and servicing (Holliday Fenoglio Fowler, L.P., AMRESCO Services, L.P. and AMRESCO Capital, L.P.) and real estate structured finance business platforms through the sale of stock, partnership interests and/or some or all of the assets of the applicable operating entities, as disclosed by Borrower to the Lenders, (b) from and after the Change Date to (but not including) January 31, 2000, $330,000,000, and (c) from January 31, 2000 and thereafter, an amount equal to the sum of the greater of (i) $330,000,000, or (ii) 85% of actual Consolidated Tangible Net Worth on January 31, 2000, plus (A) eighty-five percent (85%) of the cumulative Consolidated Net Income (exclusive of gains and losses resulting from the Lend-Lease Sale) for each calendar quarter commencing on January 1, 2000, through the quarter ending immediately prior to, or on, the date as of which compliance with this covenant is being measured, plus (B) ninety percent (90%) of the amount of any proceeds (less reasonable and customary transaction costs) received by Borrower or its Subsidiaries from the issuance of any additional shares of stock or other equity interests from and after January 1, 2000."

      (c) Interest/Dividend Coverage Ratio: Section 8.3 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "Section 8.3. Interest/Dividend Coverage Ratio. Borrower shall not permit the Interest/Dividend Coverage Ratio to be less than (a) 1.50 to 1.00 from the Closing Date through September 29, 1999, (b) 1.02 to 1.00 from September 30, 1999, through January 30, 2000, (c) 1.55 to 1.00 from
     January  31,  2000 through March 30, 2000, and (d)  1.35  to
     1.00 from and after March 31, 2000."


      (d) Asset Coverage Requirement: Section 8.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "Section 8.4. Capital Adequacy; Asset Coverage. Borrower shall not permit an amount equal to Total Consolidated Debt less fifty percent (50%) of the face value of all Approved Subordinated Debt as of the last day of any fiscal quarter of Borrower to exceed the Adjusted Asset Amount at such time. In addition, Borrower shall not permit the Asset Coverage Ratio to be less than 1.20 to 1.00 (the "Asset Coverage Requirement"); provided, however, that Borrower shall not be in violation of the Asset Coverage Requirement if for no more than two months in any twelve month period (which two months cannot be consecutive months), the Asset Coverage Ratio is less than 1.20 to 1.00, but is greater than 1.10 to 1.00, and Borrower has paid the applicable Asset Coverage Variance Fee due to any such occurrence."

      (e) Eligible Assignees and Participations: The definition of "Eligible Assignee" and Section 11.10(d) of the Credit Agreement are hereby amended so that Borrower's approval shall not be required with respect to any Eligible Assignee or participation, whether before or after a Default or an Event of Default.

     3. Foreign Subsidiary Guarantors. Notwithstanding anything to the contrary in the Credit Agreement or any of the other Loan Documents, from and after the date hereof all of the wholly-owned direct Foreign Subsidiaries of Borrower and AMRESCO de Mexico Equities, S.A. de C.V. (collectively, "Direct Foreign Subsidiaries") shall be Guarantors; provided that any other Foreign Subsidiary, whether or not directly owned by Borrower, may be added as a Guarantor at the direction of Administrative Agent in its sole and absolute discretion. In connection therewith, on or before November 15, 1999, each Direct Foreign Subsidiary shall execute a Guaranty Agreement (or a supplement to the existing Guaranty Agreement), a contribution and indemnification agreement, a pledge agreement (or supplement to the existing pledge agreement), any applicable financing statements, and a power of attorney in favor of Borrower, together with all other agreements, instruments, certificates, and other documents requested by Administrative Agent, and shall deliver to Administrative Agent all corporate certificates and resolutions, officer's certificates, legal opinions and other items reasonably requested by Administrative Agent to establish and evidence such guaranty by each of the Direct Foreign Subsidiaries and to evidence and assure to the Lenders the proper authorization for and enforceability of each such Guaranty Agreement and related documents. Additionally, and without in any way limiting the provisions of Section 5.1 of the Credit Agreement, upon the request of Administrative Agent made any time and from time to time, in Administrative Agent's sole and absolute discretion, Borrower shall cause to be granted to Administrative Agent, on behalf of the Lenders, a first priority lien, security interest or "fixed charge" on all assets of any one or more Foreign Subsidiaries except to the extent that they are precluded from doing so pursuant to an agreement permitted by Section 8.12, and in connection therewith Borrower shall cause to be delivered to Administrative Agent all agreements, documents, instruments, legal opinions, and certificates of any kind reasonably requested by Administrative Agent to establish and evidence such security interest and lien and the authorization and enforceability of the documentation related thereto. Accordingly,
Section 2.4 of the Credit Agreement is hereby amended such that it shall apply for all purposes to Foreign Subsidiaries, and the words "and Foreign Subsidiaries" shall be deleted from the parenthetical in the third printed line thereof, except that the requirements for execution of a Guaranty and related documents of Foreign Subsidiaries that are not Direct Foreign Subsidiaries, and the execution of a Security Agreement and Collateral Assignment by Foreign Subsidiaries shall only apply to the extent required by Administrative Agent as provided hereinabove. All parties hereto acknowledge and agree that the provisions and covenants of this Paragraph 3 are a material inducement to the Lenders' agreement to enter into this Modification Agreement, and that Administrative Agent's execution of this Modification Agreement, and the making of advances under the Credit Agreement, directly benefits the Foreign Subsidiaries.

     4. Collateral. Borrower shall take all actions and execute all documents requested by Administrative Agent to continue, preserve and protect Lender's perfected pledge of and security interest in all Collateral, including without limitation, the Lockbox Accounts and the deposit accounts of Borrower and its Subsidiaries.

      5. Definition of Loan Documents. The definition of "Loan Documents", as defined in the Credit Agreement and as used in the Credit Agreement, the other Loan Documents and herein, shall be, and is hereby, modified to include this Modification Agreement and any and all documents executed in connection herewith.

      6. Conditions Precedent to this Modification Agreement. As conditions precedent to this Modification Agreement and the modifications to the Credit Agreement pursuant hereto and the consents granted hereunder, all of the following shall have been satisfied:

      (a) Borrower and the Guarantors shall have executed and delivered to Administrative Agent this Modification Agreement;

      (b) Borrower shall have delivered to Administrative Agent all corporate resolutions, consents, powers of attorney, certificates or documents as Administrative Agent may request relating to (i) the existence of Borrower, and (ii) the corporate and partnership authority for the execution and validity of this Modification Agreement, together with all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and content satisfactory to Administrative Agent;

       (c) Borrower shall have paid all applicable amendment, administration and other fees as agreed in connection with this Modification Agreement; and

     (d) If applicable, Borrower shall have caused to be executed and delivered to Administrative Agent a Supplement to the Loan Documents to add any additional Subsidiaries of Borrower required pursuant to
Section 2.4 of the Credit Agreement as modified herein (but excluding certain Foreign Subsidiaries as provided herein) as Guarantors under the Guaranty Agreement, and as assigning or pledging parties under the Collateral Assignment, the Security Agreement and the Pledge Agreement, and Administrative Agent shall have received all such corporate existence and authority documentation, resolutions and other agreements, stock certificates and other equity ownership certificates, stock powers, financing statements, instruments and certificates as Administrative Agent shall reasonably require with respect to such additional Guarantors. Borrower shall also have caused to be executed and/or delivered to Administrative Agent such modifications to the Stock Pledge Agreement and such stock certificates of, or other evidences of equity interests in, the Excluded Subsidiaries (with stock powers as applicable) to effectively evidence and perfect the Lenders' security interests therein.

      7. Reaffirmation of Debt and Liens. Borrower acknowledges and agrees that it is well and truly indebted to the Lenders pursuant to the terms of the Notes, the Credit Agreement and the other Loan
Documents, as modified hereby, and that all liens and security interests securing the Obligations are and remain in full force and effect.

     8. No Implied Waivers. None of the amendments or modifications provided for herein shall be deemed a consent to or waiver of any breach of the same or any other covenant, condition or duty. Borrower and the Guarantors acknowledge and understand that Administrative Agent and the Lenders have no obligation to further amend or modify the Credit Agreement, any of the other Loan Documents or any of the terms, provisions or covenants thereof, and that Administrative Agent and the Lenders have made no representations regarding any such amendments or modifications. No failure or delay on the part of
Administrative Agent or any Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this
Modification Agreement, the Credit Agreement or any other Loan Document shall operate as a waiver thereof or of the exercise of any other right, power or privilege. Without limitation of the foregoing, Borrower acknowledges and agrees that neither Administrative Agent nor any Lender has consented to, or hereby consents to, the Lend-Lease Sale, and that any release of Collateral or other actions required by Administrative Agent and Lenders in connection with the Lend-Lease Sale shall require the necessary approvals and actions of Administrative Agent and Lenders as set forth in the Loan Documents.

      9. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and the Lenders that (a) the execution, delivery, and performance by the Borrower and the
Guarantors  of  this  Modification Agreement and compliance  with  the terms and provisions hereof (i) have been duly authorized by all requisite action on the part of each such Person and do not, and (ii) will not violate or conflict with, or result in a breach of, or require any consent under (A) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (B) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (C) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (b) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, and (c) no Default has occurred and is continuing.

      10. Release of Claims. Borrower and the Guarantors each hereby acknowledge and agree that none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of Borrower, any Guarantor or any Subsidiary created or evidenced by the Credit Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, Borrower and each Guarantor hereby waives (to the fullest extent permitted by applicable law), and hereby releases each of Administrative Agent and each of the Lenders from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

      11. Ratification. Except as otherwise expressly modified by this Modification Agreement, all terms and provisions of the Credit Agreement (as previously modified), the Notes, and the other Loan Documents shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

      12. Payment of Expenses. Borrower shall pay to Administrative Agent, for and on behalf of the Lenders, upon demand, the reasonable attorneys' fees and expenses of Administrative Agent's counsel and all filing and recording fees and other reasonable expenses incurred by Administrative Agent in connection with this Modification Agreement.

      13. Current Guarantors and Excluded Subsidiaries. Attached hereto as Exhibit A is a correct and complete list of each of the Subsidiaries of Borrower that are required to be "Guarantors" under the Credit Agreement and related Loan Documents as of the date hereof, indicating the initial Guarantors that executed the Credit Agreement, the additional Guarantors added by a Supplement to the Loan Documents, and the Direct Foreign Subsidiaries to be added as Guarantors pursuant to Section 3 hereof. Attached hereto as Exhibit B is a replacement
Schedule V to the Credit Agreement which lists all of the Excluded Subsidiaries as of the date hereof.

      14. Further Assurances. Borrower shall execute and deliver to Administrative Agent such other documents as may be necessary or as may be required, in the opinion of Administrative Agent and/or counsel to Administrative Agent, to effect the transactions contemplated hereby and to create, evidence, perfect and protect the Lenders' Liens and security interests, and the rights and remedies of Administrative Agent and/or the Lenders under the Loan Documents.

      15. Binding Agreement. This Modification Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, and the Lenders, and their respective legal representatives, successors and assigns.

     16. Enforceability. In the event the enforceability or validity of any portion of this Modification Agreement, the Credit Agreement, the Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or New York law would uphold or would enforce such challenged or questioned provision.

      17. Choice of Law. THIS MODIFICATION AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF NEW YORK.

      18. Counterparts. This Modification Agreement may be executed in multiple counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

      19. Entire Agreement. This Modification Agreement, the Credit Agreement and the Notes, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated.

      THIS MODIFICATION AGREEMENT AND THE OTHER WRITTEN INSTRUMENTS, AGREEMENTS AND DOCUMENTS EXECUTED IN CONNECTION WITH THIS MODIFICATION AGREEMENT, AND THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, this Modification Agreement is executed effective as of the date first written above.

                         BORROWER:

                         AMRESCO, INC., a Delaware corporation


                         By:
                            Name:
                            Title:


                         ADMINISTRATIVE AGENT:

                          BANK OF AMERICA, N.A., formerly NationsBank, N.A.,
                           a national banking association, as Administrative Agent for the Lenders


                         By:
                              Elizabeth Kurilecz,
                              Managing Director


                         ACKNOWLEDGED AND AGREED TO as of the
                         29th day of September, 1999, by:



GUARANTORS:

AFC EQUITIES INVESTORS, INC., f/k/a AFC EQUITIES, INC.
AFC EQUITIES MANAGEMENT, INC.
ALPINE, INC.
AMREIT HOLDINGS, INC.
AMREIT MANAGERS GP, INC.
AMRESCO ATLANTA INDUSTRIAL, INC.
AMRESCO BUILDERS GROUP, INC.
AMRESCO CAPITAL CONDUIT CORPORATION
AMRESCO CAPITAL LIMITED, INC.
AMRESCO CAPITAL, L.P.
AMRESCO CMF, INC.
AMRESCO COMMERCIAL FINANCE, INC.
AMRESCO CONSOLIDATION CORP.
AMRESCO EQUITY INVESTMENTS, INC.
AMRESCO EQUITY INVESTMENTS II, INC.
AMRESCO FINANCE AMERICA CORPORATION
AMRESCO FINANCIAL I, INC.
AMRESCO FINANCIAL I, L.P.
AMRESCO FUNDING CORPORATION
AMRESCO FUNDING OF GEORGIA, L.P.
AMRESCO FUNDING INVESTORS, INC.
AMRESCO FUNDING MANAGEMENT, INC.
AMRESCO FUNDING MID-ATLANTIC, INC.
AMRESCO FUNDING PACIFIC, INC.
AMRESCO INDEPENDENCE FUNDING, INC.
AMRESCO-INSTITUTIONAL, INC.
AMRESCO INVESTMENTS, INC.
AMRESCO MANAGEMENT, INC.
AMRESCO MBS-II, INC.
AMRESCO MORTGAGE CAPITAL LIMITED-I, INC.
AMRESCO MORTGAGE SERVICES LIMITED, INC.
AMRESCO NEW ENGLAND, L.P.
AMRESCO NEW ENGLAND II, L.P.
AMRESCO NEW ENGLAND, INC.
AMRESCO NEW ENGLAND II, INC.
AMRESCO NEW HAMPSHIRE, INC.
AMRESCO NEW HAMPSHIRE, L.P.
AMRESCO OVERSEAS, INC.
AMRESCO PORTFOLIO INVESTMENTS, INC.
AMRESCO PRINCIPAL MANAGERS I, INC.
AMRESCO PRINCIPAL MANAGERS II, INC.
AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
AMRESCO RESIDENTIAL CREDIT CORPORATION
AMRESCO RESIDENTIAL MORTGAGE CORPORATION
AMRESCO RESIDENTIAL PROPERTIES, INC.
AMRESCO RHODE ISLAND, INC.
AMRESCO SERVICES, L.P.
AMRESCO VENTURES, INC.
AMRESCO 1994-N2, INC.
AMRESCO TEXAS, INC.
ASSET MANAGEMENT RESOLUTION COMPANY
BEI 1992 - N1, INC.
BEI 1993 - N3, INC.
BEI 1994 - N1, INC.
BEI MULTI-POOL, INC.
BEI PORTFOLIO INVESTMENTS, INC.
BEI PORTFOLIO MANAGERS, INC.
BEI REAL ESTATE SERVICES, INC.
BEI SANJAC, INC.
COMMONWEALTH TRUST DEED SERVICES, INC.
ENT MIDWEST, INC.
ENT NEW JERSEY, INC.
ENT SOUTHERN CALIFORNIA, INC.
EXPRESS FUNDING, INC.
FINANCE AMERICA CORPORATION
GRANITE EQUITIES, INC.
HOLLIDAY FENOGLIO FOWLER, L.P.
LIFETIME HOMES, INC.
MSPI, INC.
MORTGAGE INVESTORS CORPORATION
OAK CLIFF FINANCIAL, INC.
PRESTON HOLLOW ASSET HOLDINGS, INC.
QUALITY FUNDING, INC.
AMRESCO INSURANCE SERVICES, INC.
AFC EQUITIES, L.P.
AMREIT MANAGERS, L.P.
AMRESCO-MBS I, INC.
AMRESCO MORTGAGE CAPITAL, INC.
HF ACQUISITION SUB, INC.
AMRESCO RECEIVABLES MANAGEMENT CORP.
AMRESCO CONSUMER RECEIVABLES CORPORATION
AMRESCO CONSUMER INVESTMENTS, L.P.
AMRESCO CONSUMER ACQUISITIONS CORP.

By:  AMRESCO,  INC., a Delaware corporation, as agent and attorney-in-fact


     By:
     Name:
     Title:


DIRECT FOREIGN SUBSIDIARIES:

AMRESCO UK HOLDINGS LIMITED

By:
Name:
Title:



AMRESCO CANADA INC.

By:
Name:
Title:



AMRESCO EQUITIES CANADA INC.

By:
Name:
Title:



AMRESCO de MEXICO EQUITIES, S.A., de C.V.

By:
Name:
Title:



AMRESCO JAPAN, INC.

By:
Name:
Title:




                            EXHIBIT A


                  GUARANTOR SUBSIDIARIES OF BORROWER
                       AS OF SEPTEMBER 29, 1999


INITIAL GUARANTORS ON CREDIT AGREEMENT 8/12/98:

AFC EQUITIES INVESTORS, INC., f/k/a AFC EQUITIES, INC.
AFC EQUITIES MANAGEMENT, INC.
ALPINE, INC.
AMREIT HOLDINGS, INC.
AMREIT MANAGERS GP, INC.
AMRESCO ATLANTA INDUSTRIAL, INC.
AMRESCO BUILDERS GROUP, INC.
AMRESCO CAPITAL CONDUIT CORPORATION
AMRESCO CAPITAL LIMITED, INC.
AMRESCO CAPITAL, L.P.
AMRESCO CMF, INC.
AMRESCO COMMERCIAL FINANCE, INC.
AMRESCO CONSOLIDATION CORP.
AMRESCO EQUITY INVESTMENTS, INC.
AMRESCO EQUITY INVESTMENTS II, INC.
AMRESCO FINANCE AMERICA CORPORATION
AMRESCO FINANCIAL I, INC.
AMRESCO FINANCIAL I, L.P.
AMRESCO FUNDING CORPORATION
AMRESCO INDEPENDENCE FUNDING, INC.
AMRESCO-INSTITUTIONAL, INC.
AMRESCO INVESTMENTS, INC.
AMRESCO MANAGEMENT, INC.
AMRESCO MBS-II, INC.
AMRESCO MORTGAGE CAPITAL LIMITED-I, INC.
AMRESCO MORTGAGE SERVICES LIMITED, INC.
AMRESCO NEW ENGLAND, L.P.
AMRESCO NEW ENGLAND II, L.P.
AMRESCO NEW ENGLAND, INC.
AMRESCO NEW ENGLAND II, INC.
AMRESCO NEW HAMPSHIRE, INC.
AMRESCO NEW HAMPSHIRE, L.P.
AMRESCO OVERSEAS, INC.
AMRESCO PORTFOLIO INVESTMENTS, INC.
AMRESCO PRINCIPAL MANAGERS I, INC.
AMRESCO PRINCIPAL MANAGERS II, INC.
AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
AMRESCO RESIDENTIAL CREDIT CORPORATION
AMRESCO RESIDENTIAL MORTGAGE CORPORATION
AMRESCO RESIDENTIAL PROPERTIES, INC.
AMRESCO SERVICES, L.P.
AMRESCO VENTURES, INC.
AMRESCO 1994-N2, INC.
ASSET MANAGEMENT RESOLUTION COMPANY
BEI 1992 - N1, INC.
BEI 1993 - N3, INC.
BEI 1994 - N1, INC.
BEI MULTI-POOL, INC.
BEI PORTFOLIO INVESTMENTS, INC.
BEI PORTFOLIO MANAGERS, INC.
BEI REAL ESTATE SERVICES, INC.
BEI SANJAC, INC.
COMMONWEALTH TRUST DEED SERVICES, INC.
ENT MIDWEST, INC.
ENT NEW JERSEY, INC.
ENT SOUTHERN CALIFORNIA, INC.
EXPRESS FUNDING, INC.
FINANCE AMERICA CORPORATION
GRANITE EQUITIES, INC.
HOLLIDAY FENOGLIO FOWLER, L.P.
LIFETIME HOMES, INC.
MSPI, INC.
MORTGAGE INVESTORS CORPORATION
OAK CLIFF FINANCIAL, INC.
PRESTON HOLLOW ASSET HOLDINGS, INC.
QUALITY FUNDING, INC.
AMRESCO INSURANCE SERVICES, INC.


ADDITIONAL GUARANTORS BY SUPPLEMENT DATED 2/28/99:

AFC EQUITIES, L.P.
AMREIT MANAGERS, L.P.
AMRESCO-MBS I, INC.
AMRESCO MORTGAGE CAPITAL, INC.
HF ACQUISITION SUB, INC.


ADDITIONAL GUARANTORS BY SUPPLEMENT DATED MAY 31, 1999:

AMRESCO RECEIVABLES MANAGEMENT CORP.
AMRESCO CONSUMER RECEIVABLES CORPORATION
AMRESCO CONSUMER INVESTMENTS, L.P.
AMRESCO CONSUMER ACQUISITIONS CORP.

FOREIGN SUBSIDIARIES TO BE ADDED BY NOVEMBER 15, 1999:

AMRESCO UK HOLDINGS LIMITED
AMRESCO CANADA INC.
AMRESCO EQUITIES CANADA INC.
AMRESCO de MEXICO EQUITIES, S.A., de C.V.
AMRESCO JAPAN, INC.

                          EXHIBIT B
                                   [As of September 29, 1999]
                          SCHEDULE V
                 List of Excluded Subsidiaries

     Subsidiary                  Type       Net        Total        Total
                                           Worth      Capital      Assets
                                                     Invested

AMRESCO Leasing Corporation       PO         $           $           $
AMRESCO  Residential Securities   SPV
Corporation
AMRESCO Securities Inc.         Broker/
                                Dealer
AMRESCO Advisors, Inc.          Invest-
                                ment Ad.
AMRESCO - MBS III, Inc.           SPV
AFBT - I, LLC                     PO
AFBT - II, LLC                    PO
AMRESCO Builders Funding Corp.    SPV
11 South LaSalle, LLC             PO
Noble Building Investors, LLC     PO
Oakmont Land Three, L.P.          PO
ACLC Funding Corp.                SPV
CLC Funding Corp.                 SPV
AMRESCO Securitized Net           SPV
 Interest Margin Trust 1999-1
AMRESCO Funding Trust I           SPV
Independence Funding Holding      SPV
 Corporation
Independence Funding Holding      SPV
 Company, L.L.C.
AMRESCO Commercial Mortgage       SPV
 Funding I Corporation
AMRESCO Bureaus Investors, L.P.   PO
AMRESCO RMBS I, Inc.              SPV
AMRESCO LTD Investors, L.P.       PO
AMRESCO Builders Financing Corp.  SPV
ACFI Funding Corp.                SPV
AMRESCO SBA Holdings, Inc.        SPV  ________   _________   _________
Total                                  $          $           $
PO - Partially Owned
SPV - Bankruptcy Remote Special Purpose Entity